                                                                   EXHIBIT 10.44


                    SERIES 1996-1 ASSET PURCHASE AGREEMENT

                                     among

                      CORPORATE RECEIVABLES CORPORATION,


                    THE LIQUIDITY PROVIDERS PARTIES HERETO,



         CITICORP NORTH AMERICA, INC., as Securitization Company Agent


              BANQUE PARIBAS, NEW YORK BRANCH, as Liquidity Agent


                                      and


            NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as Trustee


                         Dated as of November 15, 1996



                          ___________________________

                                  Relating to
                      Mail-Well Receivables Master Trust
                                 Certificates


                                 Series 1996-1
                          ___________________________

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
PRELIMINARY STATEMENTS..................................................... 1

1.   Certain Defined Terms................................................. 1

2.   Purchase.............................................................. 6

3.   Participation Interests............................................... 7

4.   Fees and Other Amounts................................................ 8

5.   Representations, Warranties and Covenants............................. 9

6.   Liability and Indemnification of the Series Representative............12

7.   Liability and Indemnification of the Securitization Company Agent.....13

8.   Liability and Indemnification of the Liquidity Agent..................13

9.   Assignability.........................................................15

10.  Amendments, Waivers and Other Actions by the Series Representative....16

11.  Purchase Termination Date; Extension of Purchase Termination Date.....17

12.  Miscellaneous.........................................................17


                    SERIES 1996-1 ASSET PURCHASE AGREEMENT

                         Dated as of November 15, 1996


         Each of the parties who has executed this Agreement or, as an "Assignee", an Assignment and Acceptance in the form of Exhibit A hereto (each, an "Assignment") (each such party being referred to collectively as the
    ----------
"Liquidity Providers" and individually as a "Liquidity Provider"), BANQUE
 -------------------                         ------------------
PARIBAS, NEW YORK BRANCH, as agent for the Liquidity Providers under this Agreement (in such capacity, the "Liquidity Agent"), CORPORATE RECEIVABLES
                                  ---------------
CORPORATION, a Delaware corporation ("CRC"), CITICORP NORTH AMERICA, INC., as
                                      ---
agent for CRC (in such capacity, the "Securitization Company Agent") and
                                      ----------------------------
NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as trustee (the "Trustee"), agree
                                                              -------
as follows:

         PRELIMINARY STATEMENTS.

         (1) CRC, pursuant to the Certificate Purchase Agreement (capitalized terms used in the Preliminary Statements are defined in Section 1), purchased a Certificate on the Closing Date. CRC funded such purchase as well as interests in pools of receivables and other assets of other persons under and pursuant to Receivables Agreements through the issuance of commercial paper notes (the "Notes").
 -----

         (2) CRC has requested that the Liquidity Providers each purchase participations (each a "Participation Interest") from time to time in
                        ----------------------
Certificate Interests or purchase a ratable share of CRC's entire interest (each an "Ownership Interest") in the Certificate upon the occurrence of
          ------------------
certain events, the proceeds of which shall be applied to repay maturing Notes, and each Liquidity Provider, by becoming a party hereto, undertakes an obligation to purchase a Participation Interest or Ownership Interest, as the case may be, on the terms and conditions set forth in this Agreement (its "Liquidity Commitment") when offered for sale by the Securitization Company
 --------------------
Agent for CRC.

         NOW, THEREFORE, the parties agree as follows:

         1.    Certain Defined Terms. (a)  Whenever used in this Agreement, the
               ---------------------
following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms:

         "Agreement" shall mean this Series 1996-1 Asset Purchase Agreement,
          ---------
     same may be amended, modified, restated or supplemented from time to time.

         "Assignment" shall have the meaning specified in the preamble to this
          ----------
     Agreement.

         "Bankruptcy Code" shall mean Title 11 of the United States Code (11
          ---------------
     U.S.C. Section 101, et seq.), as amended from time to time, or any
                         -- ---
     successor statute.

         "Certificate Interest" shall mean, on any Purchase Date, an undivided
          --------------------
     interest in the Certificate equal to the ratio (expressed as a percentage) of (i) the aggregate Principal Amount of all Notes issued by CRC to fund or maintain the purchase by CRC of the Certificate which matured on such Purchase Date to (ii) the aggregate Principal Amount on the Initial Purchase Date of all Notes issued by CRC to fund or maintain the purchase by CRC of the Certificate.

         "Certificate Purchase Agreement" shall mean the Series 1996-1
          ------------------------------
     Purchase Agreement dated as of the date hereof among the Seller, as seller, CRC, the Servicer and the Trustee, as amended, modified, restated or supplemented from time to time in accordance with the provisions thereof.

         "Certificate Purchase Event Date" shall mean any date on which the
          -------------------------------
     Liquidity Agent shall resign or be removed in a manner other than as allowed under Section 8(c) hereof.

         "CRC" shall have the meaning specified in the preamble to this
          ---
     Agreement.

         "Eligible Institution" shall mean a commercial bank having a combined
          --------------------
     capital and surplus of at least $250,000,000 which is in compliance with all Risk-based Capital Requirements applicable to it, or a wholly-owned subsidiary of such a bank.

         "Initial Purchase Date" shall mean the first Purchase Date hereunder.
          ---------------------

         "Liquidity Agent" shall have the meaning specified in the preamble to
          ---------------
     this Agreement.

         "Liquidity Commitment" shall have the meaning specified in paragraph
          --------------------
     (2) of the Preliminary Statements.

         "Liquidity Event Date" shall mean any date on which any Note matures
          --------------------
     and CRC does not have sufficient funds available to it to pay such Note.

         "Liquidity Provider" shall have the meaning, with respect to any
          ------------------
     Person, specified in the preamble to this Agreement; provided that upon the execution by such Liquidity Provider, as "Assignor" of an Assignment (to the extent of the interest assigned thereby) or upon the purchase of an Ownership Interest by such Liquidity Provider, such Person shall no longer be a "Liquidity Provider" hereunder.

         "Liquidity Provider Event Date" shall mean, in respect of each
          -----------------------------
     Liquidity Provider, either (i) the Purchase Termination Date for such Liquidity Provider, if such Liquidity Provider has not extended the term of its Liquidity Commitment, unless prior to such Purchase Termination Date for such Liquidity Provider hereunder, such Liquidity Provider shall have assigned its rights and obligations hereunder to a Permitted Assignee pursuant to Section 9 hereof or (ii) the date specified by the Liquidity Agent or the Securitization Company Agent in either such party's sole discretion.

         "Majority Liquidity Providers" shall mean at any time Liquidity
          ----------------------------
     Providers whose Percentages aggregate more than 66 2/3%.

         "Maximum Liquidity Commitment" shall mean, with respect to each
          ----------------------------
     Liquidity Provider, the maximum amount which such Liquidity Provider is obligated to pay hereunder on account of the Purchase Price, as set forth below its signature to this Agreement or in the Assignment pursuant to which it became a Liquidity Provider, as such amount may be modified in connection with any subsequent Assignment pursuant to Section 9; provided,
                                                                      --------
     however that (i) the Maximum Liquidity Commitment of such Liquidity
     -------
     Provider shall not exceed such Liquidity Provider's Percentage of the Stated Amount and (ii) upon any purchase in full of an Ownership Interest, such Liquidity Provider's Maximum Liquidity Commitment shall equal zero.

         "Notes" shall have the meaning specified in paragraph (1) of the
          -----
     Preliminary Statements.

         "Notice of Purchase" shall have the meaning specified in Section 2(a)
          ------------------
     of this Agreement.

         "Outstanding Balance" of any Receivable at any time means the then
          -------------------
     outstanding principal balance thereof after reductions, cancellations and adjustments resulting from the Dilution Factors; provided, however, that with respect to any Canadian Receivable, Outstanding Balance at any time shall mean the United States Dollar equivalent of the then outstanding principal balance thereof as determined by reference to the [weighted average rate for the notional amount of Canadian Receivables pursuant to any applicable hedge agreement] at the time such Canadian Receivable was transferred to the Trust.

         "Ownership Interest" shall have the meaning specified in paragraph (2)
          ------------------
      of the Preliminary Statements.

         "Participation Interest" shall have the meaning specified in
          ----------------------
     paragraph (2) of the Preliminary Statements.

         "Percentage" shall mean, with respect to each Liquidity Provider, the
          ----------
     ratio (expressed as a percentage) of such Liquidity Provider's Maximum Liquidity

     Commitment to the aggregate Maximum Liquidity Commitment of all Liquidity Providers, as such percentage may be modified in connection with any subsequent Assignment pursuant to Section 9 of this Agreement.

         "Permitted Assignee" shall mean any assignee (i) which is satisfactory
          ------------------
     to the Securitization Company Agent and the Liquidity Agent and (ii) (x) which is a "qualified institutional buyer" as defined in Rule 144A of the Act, (y) whose becoming a Liquidity Provider hereunder, would not cause any Rating Agency to downgrade or withdraw the rating of the Notes and (z) which has a short-term unsecured debt rating of A-1 or better by Standard & Poor's and P-1 by Moody's.

         "Pooling and Servicing Agreement" shall mean the Pooling and Servicing
          -------------------------------
     Agreement, dated as of the date hereof, among Mail-Well I Corporation, as servicer, Mail-Well Trade Receivables Corporation, as the seller thereunder and Norwest Bank Colorado, National Association, as trustee, as the same may be amended, modified, restated or supplemented from time to time in accordance with the provisions thereof.

         "Principal Amount" shall mean, with respect to outstanding Notes, (a)
          ----------------
     the face amount of any such Notes issued on a discount basis minus the aggregate amount of discount on such Notes and (b) the principal amount of any such Notes issued on an interest-bearing basis.

         "Purchase Date" shall mean any of the following:
          -------------

               (i) in respect of all Liquidity Providers, a Liquidity Event Date, or

               (ii) in respect of each Liquidity Provider, a Liquidity Provider Event Date or Certificate Purchase Event Date.

         "Purchase Price" shall mean, with respect to any Liquidity Provider, an
          --------------
     amount equal to such Liquidity Provider's Percentage multiplied by the sum of (i) the amount then accrued to CRC in respect of Interest plus (ii) the
                                                                  ----
     Invested Amount minus the Outstanding Balance of all Defaulted Receivables
                     -----
     included in the Trust, if any, in excess of the aggregate amount of the Loss and Dilution Reserve. For purposes of the foregoing computations, (x) the Loss and Dilution Reserve shall be determined on the date the Invested Amount was last determined without any deduction for any Receivable in respect to which the Trust has any reassignment right against the Seller under the Pooling and Servicing Agreement and (y) Defaulted Receivables shall only include Defaulted Receivables which were Eligible Receivables at the time of transfer under the Pooling and Servicing Agreement and shall be calculated on the date of the most recent Weekly Report. If, after the relevant Purchase Date, the Securitization Company Agent determines such Weekly Report did not reflect the actual Receivables or Defaulted Receivables or did not accurately reflect the status of any reassignment right of the Trust as of such Purchase Date, the Securitization Company Agent shall, if necessary, adjust the Purchase Price for Participation Interests or Ownership Interests, as the case may be, purchased by each Liquidity Provider and shall remit to or collect from the Liquidity Provider the difference except that the Securitization Company Agent shall not adjust the Purchase Price for inaccuracies described in clauses (x) and (y) above or a calculation of the Outstanding Balance of the Receivables if resulting from errors or misstatements of the Servicer in the Weekly Report unless the Seller corrects such errors or misstatements and has made CRC whole.

         "Purchase Termination Date" shall have the meaning specified in
          -------------------------
     Section 11 of this Agreement.

         "Rating Agency" or "Rating Agencies" shall mean, collectively, Moody's
          -------------      ---------------
     and Standard & Poor's, and their respective successors in interest.

         "Receivables Agreements" shall mean, collectively, each receivables
          ----------------------
     agreement or certificate purchase agreement between CRC and a transferor, which provides for the purchase by CRC of interests in pools of receivables of such transferor, or for the making of loans to such transferor to be secured by receivables of such transferor, as the same may be amended, modified, restated or supplemented from time to time.

         "Risk-based Capital Requirements" shall mean, with respect to any
          -------------------------------
     bank, the minimum ratios of total capital (and core capital) to risk-weighted-assets required by the governmental authorities regulating such bank in accordance with the implementation by such authorities of the Basle Accord.

         "Securitization Company Agent" shall have the meaning specified in the
          ----------------------------
     preamble to this Agreement.

         (b) As used in this Agreement and each document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such document, and accounting terms partly defined in this Agreement or in any such document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such other document shall control.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including without limitation."

         (d) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Certificate Purchase Agreement.

         2.    Purchase.  (a) The Securitization Company Agent shall offer
               --------
Interests for sale on each Liquidity Event Date and shall offer to the relevant Liquidity Providers Participation Interests or Ownership Interests for sale on each Liquidity Provider Event Date and Certificate Purchase Event Date by delivery of a notice to that effect (the "Notice of Purchase"). Such Notice of Purchase must be given no later than 12:00 noon (New York City time) on the Business Day of such purchase, shall be sent by telecopier, telex or cable to the Liquidity Agent, the Series Representative and all Liquidity Providers concurrently (with a copy to the Rating Agencies), and shall specify (i) the date of such purchase, (ii) whether a Participation Interest or an Ownership Interest is being purchased, (iii) the Certificate Interest to be purchased (if a Participation Interest is being purchased), (iv) the Purchase Price for such Liquidity Provider payable by such Liquidity Provider on such Purchase Date and
(v) the account into which the Purchase Price is to be deposited. On each such Purchase Date for a Liquidity Provider, such Liquidity Provider shall purchase, without recourse to CRC other than as set forth herein, and otherwise on the terms and conditions herein set forth, Participation Interests or Ownership Interests that the Securitization Company Agent, as the agent for CRC, offers
for sale.   Upon delivery of a Notice of Purchase to any Liquidity Provider on a
Purchase Date, prior to 3:45 P.M. (New York City time) on such Purchase Date, each such Liquidity Provider shall pay to the Securitization Company Agent for the account of CRC in immediately available funds in United States dollars, by depositing to the account designated in the Notice of Purchase, such Liquidity Provider's Purchase Price. In the event that the Notice of Purchase delivered on a Purchase Date does not contain the Purchase Price, such Liquidity Provider shall nevertheless be obligated to make such purchase as of such Purchase Date, but shall remit the Purchase Price therefore upon notice from the Securitization Company Agent of such Purchase Price.

         (b) Notwithstanding the foregoing, a Liquidity Provider shall not be obligated to make a purchase under Section 2(a) above if, (i) on the date of such purchase an Insolvency Event shall have occurred with respect to CRC, (ii) after giving effect to such purchase, the aggregate Purchase Price paid by such Liquidity Provider would exceed such Liquidity Provider's Maximum Liquidity Commitment or (iii) to the extent the amount of such purchase is in excess of the Purchase Price for such Liquidity Provider at any time other than when any Liquidity Provider owns a Participation Interest therein.

         (c) Each Liquidity Provider's obligation hereunder shall be several, such that the failure of any Liquidity Provider to make payment pursuant to subsection (a) above to the Securitization Company Agent in connection with any purchase hereunder shall not relieve any other Liquidity Provider of its obligation hereunder to make payment pursuant to subsection (a) above for any purchase, and if any Liquidity Provider shall fail to purchase or make payment pursuant to subsection (a) above for any purchase hereunder, each remaining Liquidity Provider shall (subject to the provisions of subsection (b) above) purchase a pro rata portion of the

Participation Interest or Ownership Interest, as the case may be, that was to be purchased by the defaulting Liquidity Provider.

         (d) Each Liquidity Provider's Liquidity Commitment shall be irrevocable from the effective date of this Agreement or as set forth in the applicable Assignment, as the case may be, until the earlier of the Purchase Termination Date or the date on which the Liquidity Agent notifies the Liquidity Providers that the Certificate Purchase Agreement has been terminated and all amounts due in respect of the Invested Amount and Interest have been paid in full notwithstanding (i) any determination that the purchase hereunder or the applicable Assignment is void or invalid or (ii) the failure on the part of CRC or any other party to execute such documents or consent to such purchase.

         (e) The Securitization Company Agent shall determine whether any date is a Purchase Date, and if a Purchase Date shall occur, the Securitization Company Agent, as agent for CRC, shall sell a Participation Interest in a Certificate Interest or Ownership Interest in the Certificate, as the case may be, to the Liquidity Providers in accordance with the provisions of this Agreement.

         (f) Upon the purchase of an Ownership Interest pursuant to Section 2(a) hereof, the Securitization Company Agent on behalf of CRC shall present the Certificate to the Trustee for transfer to the Liquidity Providers and the Trustee shall register new Certificates in the names of each applicable Liquidity Provider, reflecting each applicable Liquidity Provider's ownership of its Percentage of the Certificate. In the event the Trustee is unable to deliver new Certificates on the date of any purchase of an Ownership Interest in accordance with this Agreement, then each Liquidity Provider shall be deemed to have purchased a Participation Interest in a Certificate Interest equal to 100% of the Certificate which shall convert to an Ownership Interest on the date the Certificates are delivered to each applicable Liquidity Provider.

         (g) Each Liquidity Provider hereby covenants and agrees to remit to the Securitization Company Agent, on behalf of CRC, CRC's pro rata share of any payments of Interest paid to and received by such Liquidity Provider in respect of the Invested Amount for any Interest Period during which CRC was the holder of the interest in the Trust represented by the portion of the Invested Amount assigned to such Liquidity Provider. For the purposes of this subsection (i), CRC's pro rata share shall be based upon the number of days during such Interest Period that CRC held the portion of the Invested Amount assigned to such Liquidity Provider. The obligations of each Liquidity Provider under this subsection (i) shall survive the termination of this Agreement as to such Liquidity Provider.

         (h) Notwithstanding the foregoing, nothing contained in this Agreement shall limit or otherwise restrict the right of CRC to assign and transfer the Certificate or any portion of the Invested Amount to any Person other than a Liquidity Provider at any time other than when any Liquidity Provider owns a Participation Interest therein.

         3.    Participation Interests. (a) Whenever any amount of Invested
               -----------------------
Amount or Interest is paid to CRC in connection with a Certificate Interest in which a Liquidity Provider has purchased a Participation Interest hereunder, the Securitization Company Agent will promptly pay, or cause to be paid, out of such funds received by it, to each such Liquidity Provider, in United States dollars, its pro rata portion of the principal portion of such amount, up to such Liquidity Provider's unrecovered Purchase Price for such Certificate Interest and such portion of the Interest in respect of such Certificate Interest for any Interest Period during which each such Liquidity Provider was the holder of such Participation Interest (adjusted to reflect the fact that each such Liquidity Provider is entitled to interest only on its respective unrecovered Purchase Price for such Certificate Interest).

         (b) Upon the purchase by the Liquidity Providers of Participation Interests in Certificate Interests aggregating 100% of the Certificate, such Participation Interests shall be automatically converted to Ownership Interests. Any such conversion shall be evidenced by the delivery of written notice to each Liquidity Provider whose Participation Interests are being converted accompanied by a Certificate reflecting the applicable Liquidity Provider's ownership of its pro rata portion of the Certificate.

         4.    Fees and Other Amounts. (a) Each Liquidity Provider shall be
               ----------------------
entitled to receive from the Liquidity Agent, in connection with its Liquidity Commitment until the date of a Purchase of an Ownership Interest hereunder and solely to the extent of funds received by the Liquidity Agent pursuant to the Fee Letter, the fees set forth in that certain fee letter to be executed by such Liquidity Provider and the Liquidity Agent in connection with this Agreement; provided, however, that failure to receive such fees shall not affect any
--------
Liquidity Provider's obligation to purchase Participation Interests and Ownership Interests hereunder.

         (b) Each Liquidity Provider claiming either increased amounts described in Section 4.4(a) or (b) of the Series 1996-1 Supplement will furnish to the Seller and the Servicer (through the Series Representative) an officer's certificate prepared in good faith setting forth in reasonable detail the basis and amount of each request by such Liquidity Provider therefor. Determinations so made by a Liquidity Provider of any increased amounts referred to in Section 4.4(a) or (b) of the Series 1996-1 Supplement, as the case may be, shall be (i) made without regard to any participations in the Liquidity Commitment sold by such Liquidity Provider and as if such Liquidity Provider held for its own account the amount of the Liquidity Commitment so participated and (ii) conclusive, absent manifest error.

         (c) If the Liquidity Providers shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set-off or otherwise) on account of any Obligation (other than pursuant to Section 4.4 of the Series 1996-1 Supplement) which is in excess of its pro rata share of the
                                                        --- ----
sum of payments then or theretofore obtained by the Liquidity Providers, any such Liquidity Provider shall purchase from the other Liquidity Providers such participations in Obligations held by them as shall be necessary to cause such purchaser to share the excess payment or other recovery ratably with each of them; provided, however, that if all or
      --------  -------
any portion of the excess payment or other recovery is thereafter recovered from such purchasing Liquidity Provider, the purchase of such participations shall be rescinded and the seller of such participation to such purchaser shall repay to such purchaser the purchase price of such participation to the ratable extent of such recovery together with an amount equal to such Liquidity Provider's ratable share (according to the proportion of the amount of such seller's required repayment to such purchaser to the total amount so recovered from such purchaser) of any interest or other amount payable by such purchaser in respect of the total amount so recovered.

         (d) Notwithstanding anything to the contrary contained herein, the failure on the part of the Liquidity Agent to pay any amounts due and payable to any Liquidity Provider pursuant to this Section 4 shall not relieve such Liquidity Provider of its obligation to purchase Participation Interests or Ownership Interests pursuant hereto.

         5.    Representations, Warranties and Covenants. (a) CRC represents
               -----------------------------------------
that:

         (i) CRC is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to so qualify would not have a material adverse effect on its business, condition or operations;

         (ii) the execution, delivery and performance by CRC of this Agreement and the Certificate Purchase Agreement are within CRC's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene
(A) CRC's charter or by-laws, (B) any law, rule or regulation applicable to CRC,
(C) any contractual restriction binding on or affecting CRC or its property or
(D) any order, writ, judgment, award, injunction or decree binding on or affecting CRC or its property;

         (iii) there is no pending or threatened action or proceeding affecting CRC before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of CRC or the ability of CRC to perform its obligations under this Agreement and the Certificate Purchase Agreement, or which purports to affect the legality, validity or enforceability of this Agreement and the Certificate Purchase Agreement;

         (iv) no consent of any other person (including, without limitation, stockholders or creditors of CRC), and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the Certificate Purchase Agreement by or against CRC;

               (v) this Agreement and the Certificate Purchase Agreement have been duly executed and delivered on behalf of CRC; and

               (vi) each of this Agreement and the Certificate Purchase Agreement constitutes a legal, valid and binding obligation of CRC enforceable against CRC in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         (b)   Each Liquidity Provider represents that:

                (i) is a corporation or bank duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

               (ii) the execution, delivery and performance by it of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any law, rule or regulation applicable to it;

              (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement by or against it;

               (iv)  this Agreement has been duly executed and delivered by it;

                (v) this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

               (vi) there is no pending or threatened action or proceeding against it before any court, governmental agency or arbitrator which relates to this Agreement, or which purports to affect the legality, validity or enforceability of this Agreement;

              (vii) it is a "qualified institutional buyer" as defined in Rule 144A of the Act; and

             (viii) when it purchases an Ownership Interest pursuant to this Agreement, such Ownership Interest will be acquired for investment only and not with a view to any public distribution thereof, and such Liquidity Provider will not sell or otherwise dispose of the Certificate so acquired by it in violation of any of the registration requirements of the Act or any applicable state or other securities law. Each Liquidity Provider acknowledges that it has no right to require the Seller to register under the Act or any other securities law any Certificate acquired by it pursuant to this Agreement.

         (c) CRC covenants and agrees that at all times during which it shall hold the Certificate all amounts paid to CRC in respect of the Certificate shall be held by CRC and applied solely to the payment of maturing Notes and the fees and other amounts payable under Sections 3 and 4 hereof.

         (d) None of the Liquidity Agent, the Securitization Company Agent, the Trustee or CRC makes any representation or warranty or assumes any responsibility with respect to:

         (i) any statements, warranties or representations made in or in connection with the Certificate Purchase Agreement or, except as specified in
Section 5(a)(vi) hereof, the execution, legality, validity, enforceability, genuineness or sufficiency of the Certificate Purchase Agreement or any instrument or document furnished pursuant thereto;

         (ii)  the value or collectibility of any Receivable;

         (iii) the financial condition of the Seller or the ability of the Seller to perform its obligations under, or the performance or observance by the Seller of any of its obligations under, the Certificate Purchase Agreement, the Pooling and Servicing Agreement or any instrument or document furnished pursuant thereto; or

         (iv) the financial condition of the Servicer or the ability of the Servicer to perform its obligations under, or the performance or observance by the Servicer of any of its obligations under, the Certificate Purchase Agreement, the Pooling and Servicing Agreement or any instrument or document furnished pursuant thereto.

         (v) the financial condition of the Originator or the ability of the Originator to perform its obligations under, or the performance or observance by the Originator of any of its obligations under, the Purchase Agreement or any instrument or document furnished pursuant thereto.

Each of the Securitization Company Agent and CRC severally represent to each Liquidity Provider, however, that the Certificate in which Participation Interests or Ownership Interests are sold to each Liquidity Provider hereunder pursuant to Section 2 is, at the time of sale, free and clear of any adverse claims created by or arising solely as a result of claims against the Securitization Company Agent or CRC, as the case may be.

         (e) Each Liquidity Provider confirms that such Liquidity Provider has received such documents and information as such Liquidity Provider has deemed appropriate to make its own credit analysis and decision, independently and without reliance on the Liquidity Agent, the Trustee, the Securitization Company Agent or CRC, to enter into this Agreement and will, independently and without reliance on the Liquidity Agent, the Trustee, the Securitization Company Agent or CRC and based on such documents and information as such Liquidity Provider shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action hereunder. The Trustee or the Securitization Company Agent, as the case may be, will furnish to each Liquidity Provider upon its reasonable request copies of any financial or other documents that the Trustee or the Securitization Company Agent, as the case may be, receives from time to time under the Certificate Purchase Agreement, but neither the Trustee nor the Securitization Company Agent, as the case may be, assumes any responsibility for the authenticity, validity, accuracy or completeness thereof.

         (f) Each Liquidity Provider that is a "United States person" as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, shall deliver to the Liquidity Agent on the date hereof two duly completed Forms W-9, or a successor applicable form. When such Form W-9 expires or becomes obsolete or inaccurate in any respect or after an event requiring a change in the most recent form previously delivered to the Liquidity Agent, a substitute Form W-9, or successor applicable form, shall be delivered to the Liquidity Agent. Each Liquidity Provider that is organized outside of the United States shall deliver to the Liquidity Agent on the date hereof (or, in the case of an assignee, on the date of the assignment) and from time to time as required for renewal under applicable law (i) a United States Internal Revenue Service Form W-8 or W-9 and (ii) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor or additional forms), as appropriate, establishing in each case that such Liquidity Provider is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes. The Liquidity Agent shall be entitled to rely on such forms in their possession until receipt of any revised or successor form pursuant to this Section 5(f). Each Liquidity Provider shall deliver to the Liquidity Agent, with respect to taxes imposed by any United States state or local governmental authority, if requested, similar forms, if available (or the information that would be contained in similar forms if such forms were available) to the forms which are required to be provided under this subsection with respect to taxes of the United States. The preceding sentence shall apply only if the Liquidity Provider is eligible for exemption from any such state or local taxes. If a Liquidity Provider fails to provide a certificate, document or other evidence required pursuant to this Section 5(f), then the Liquidity Agent shall be entitled to deduct or withhold on payments to such Liquidity Provider as a result of such failure, as required by law.

         6.    Liability and Indemnification of the Series Representative.  The
               ----------------------------------------------------------
Series Representative shall not be liable to any Liquidity Provider in connection with (i) the administration of the Certificate Purchase Agreement or
(ii) the Series 1996-1 Supplement, in either case except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Series
Representative:

               (i) may consult with legal counsel (including counsel for the Seller or Servicer), independent public accountants or other experts and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or other experts;

               (ii) shall not be responsible for the performance or observance by the Liquidity Agent, the Securitization Company Agent, the Seller or the Servicer of any of the terms, covenants or conditions of any of the Transaction Documents or any instrument or document furnished pursuant thereto;

               (iii) shall incur no liability by acting upon any notice, consent, certificate or other instrument or writing believed to be genuine and signed or sent by the proper party; and

               (iv) shall not be deemed to be acting as any Liquidity Provider's trustee or otherwise in a fiduciary capacity hereunder or under or in connection with any documents related hereto.

         7.    Liability and Indemnification of the Securitization Company
               -----------------------------------------------------------
Agent.  The Securitization Company Agent shall not be liable to the Liquidity
-----
Agent and any Liquidity Provider in connection with (i) the administration of the Certificate Purchase Agreement or (ii) the Series 1996-1 Supplement, in either case except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Securitization Company Agent:

               (i) may consult with legal counsel (including counsel for the Seller or Servicer), independent public accountants or other experts and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or other experts;

               (ii) shall not be responsible for the performance or observance by the Liquidity Agent, the Series Representative, the Seller or the Servicer of any of the terms, covenants or conditions of any of the Transaction Documents or any instrument or document furnished pursuant thereto;

               (iii) shall incur no liability by acting upon any notice, consent, certificate or other instrument or writing believed to be genuine and signed or sent by the proper party; and

               (iv) shall not be deemed to be acting as any Liquidity Provider's trustee or otherwise in a fiduciary capacity hereunder or under or in connection with any documents related hereto.

          8.   Liability and Indemnification of the Liquidity Agent.  (a) The
               ----------------------------------------------------
Liquidity Agent shall not be liable to any Liquidity Provider in connection with this Agreement or any purchases hereunder, except for its own gross negligence or willful misconduct. Without limiting the foregoing, the Liquidity Agent:

               (i) may consult with legal counsel (including counsel for the Seller or Servicer), independent public accountants or other experts and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or other experts;

               (ii) shall not be responsible for the performance or observance by the Securitization Company Agent, the Series Representative, the Seller or the Servicer of any of the terms, covenants or conditions of any of the Transaction Documents or any instrument or document furnished pursuant thereto;

               (iii) shall incur no liability by acting upon any notice, consent, certificate or other instrument or writing believed to be genuine and signed or sent by the proper party; and

               (iv) shall not be deemed to be acting as any Liquidity Provider's trustee or otherwise in a fiduciary capacity hereunder.

          (b) The Liquidity Providers agree to indemnify the Liquidity Agent ratably according to their respective Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Liquidity Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Liquidity Agent under or in connection with any of the foregoing; provided that no Liquidity Provider shall be liable for the payment
           --------
of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Liquidity Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of all amounts payable hereunder.

          (c)  Resignation and Replacement of Liquidity Agent.  Subject to the
               ----------------------------------------------
proviso hereof, The Liquidity Agent may resign at any time by giving ten days' prior written notice thereof to the Liquidity Providers, the Securitization Company Agent and CRC and may be removed at any time with cause by the Majority Liquidity Providers upon ten days' prior written notice thereof to the Liquidity Agent, the Securitization Company Agent and CRC; provided, that (i) such
                                                 --------
resignation or removal shall become effective upon the acceptance of appointment by a successor Liquidity Agent acceptable to the Securitization Company Agent as set forth below and (ii) in the case of any such resignation or removal, the Majority Liquidity Providers shall have the right to appoint a successor Liquidity Agent, which shall be an Eligible Institution, provided that the Securitization Company Agent shall have the right to approve
--------
the successor Liquidity Agent, such approval not to be unreasonably withheld. If no successor Liquidity Agent shall have been so appointed by the Majority Liquidity Providers and approved by the Securitization Company Agent, and shall have accepted such appointment, within 30 days after the retiring Liquidity Agent's giving of notice of resignation or the Majority Liquidity Providers' removal of the retiring Liquidity Agent, then the retiring Liquidity Agent may, on behalf of the Liquidity Providers, appoint a successor Liquidity Agent, which shall be an Eligible Institution, provided that the Securitization Company Agent
                                  --------
shall have the right to approve such successor Liquidity Agent, such approval not to be unreasonably withheld. Upon the acceptance of any appointment as Liquidity Agent hereunder by a successor Liquidity Agent, such successor Liquidity Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Liquidity Agent, and the retiring Liquidity Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Liquidity Agent's resignation or removal hereunder as Liquidity Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

          9.   Assignability. (a) A Person shall become a party hereto and shall
               -------------
become a Liquidity Provider hereunder upon satisfaction of the conditions set forth in this Section 9 and the occurrence of the effective date of such Liquidity Provider's Liquidity Commitment (as set forth in such Assignment).

          (b) Each Liquidity Provider may assign to any Permitted Assignee all or a portion of its rights and obligations under this Agreement; provided,
                                                                 --------
however, that in the case of any assignment other than an assignment pursuant to
-------
Section 2(c) hereof:

               (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement,

               (ii) the amount being assigned pursuant to each assignment shall in no event be less than $5,000,000,

               (iii) the parties to each such assignment shall execute and deliver to the Liquidity Agent and the Securitization Company Agent, an Assignment in the form of Exhibit A attached hereto, and

               (iv) the assignee shall deliver to the Liquidity Agent and the Securitization Company Agent at least five days prior to the effective date specified in the Assignment (A) an opinion of counsel for such assignee, addressed to the Liquidity Agent and the Securitization Company Agent, CRC and each Rating Agency, in form and substance reasonably satisfactory to the Liquidity Agent and the Securitization Company Agent and such addressees (and the Liquidity Agent and the Securitization Company Agent shall promptly deliver copies of the same to each of such addressees), (B) the information and financial statements regarding such assignee requested by the Liquidity Agent and the Securitization Company Agent and (C) the documents specified in Section 5(f) hereof.

Upon such execution and delivery, from and after the effective date specified in the Assignment, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to this Agreement, have the rights and obligations of a Liquidity Provider hereunder and (y) the Liquidity Provider which is the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to this Agreement, relinquish its rights (other than the right to receive payments which accrued in favor of such Liquidity Provider pursuant to Sections 3 and 4 hereof prior to such assignment) and be released from its obligations under this Agreement, except for the obligations in Section 12(i) hereof.

          (c) Upon receipt by the Liquidity Agent and the Securitization Company Agent of an Assignment executed by an assigning Liquidity Provider and by an assignee who is a Permitted Assignee and the satisfaction of the other conditions set forth in this Section 9, the Liquidity Agent and the Securitization Company Agent shall accept such Assignment and give prompt notice thereof to CRC.

          10.  Amendments, Waivers and Other Actions by the Series
               ---------------------------------------------------
Representative and the Liquidity Agent.  The Series Representative and the
--------------------------------------
Liquidity Agent reserve the right (subject to the next sentence), to exercise any rights and remedies available to the Series Representative and the Liquidity Agent under the Transaction Documents or pursuant to applicable law, and also to agree to any amendment, modification or waiver of any Transaction Document or any action by any party to any Transaction Document, to the extent such Transaction Documents provide for, or require, the Series Representative's agreement or consent (in its capacity as the Series Representative) or the Liquidity Agent's agreement or consent (in its capacity as Liquidity Agent) to such amendment, modification, waiver or action. Notwithstanding the foregoing, the Series Representative and the Liquidity Agent agree for the benefit of the Liquidity Providers that they shall not, subject to the terms of the applicable Transaction Document, without the prior written consent of each of the Liquidity Providers,

               (i) reduce the amount of Interest that is payable on account of the Certificate or extend the dates on which such interest is payable, or

               (ii) reduce any fees payable to the Series Representative or CRC which relate to payments to Liquidity Providers or extend the dates on which such fees are payable, or

               (iii) increase the dollar amount of any Liquidity Provider's Liquidity Commitment, or

               (iv) modify any interest protection or indemnity provision in the Certificate Purchase Agreement which expressly inures to the Liquidity Providers, or

               (v) modify the definitions of Dilution Ratio and/or Dilution Reserve.

               (vi) consent to the initial Purchase of Receivables from Canadian Sellers pursuant to Section 3.01(b) of the Purchase Agreement.

Furthermore, notwithstanding the foregoing, the Series Representative agrees for the benefit of the Liquidity Providers that it shall not, subject to the terms of the applicable Transaction Document, without the prior written consent of the Majority Liquidity Providers (x) modify the following definitions: Average Default Ratio, Bank Rate, Certificate Rate, Commingling Reserve, Default Ratio, Defaulted Receivable, Diluted Receivable, Dilution Horizon Ratio, Dilution Volatility Ratio, Floating Allocation Percentage, Loss and Dilution Percentage, Loss and Dilution Reserve, Loss Horizon Ratio, Loss Reserve Percentage, Margin, Minimum Balance, Servicing Fee Reserve, Stated Amount, Yield Amount and Yield Reserve or (y) deliver a Termination Notice pursuant to Section 10.01 of the Pooling and Servicing Agreement in the event of a Servicer Default under Section 10.01(v) thereunder.

          11.  Purchase Termination Date; Extension of Purchase Termination
               ------------------------------------------------------------
Date. (a) Each Liquidity Provider's Liquidity Commitment under this Agreement
----
shall expire at the close of business on the date which is 364 days after the date hereof or the date set forth in the applicable Assignment (such date or any extension of such date pursuant to this Section 11 being the "Purchase
                                                              --------
Termination Date"); provided, however, if CRC desires the Purchase Termination
----------------    --------  -------
Date to be extended, it shall so notify the Securitization Company Agent and the Liquidity Agent in writing as least 90 days prior to the Purchase Termination Date then in effect. The Liquidity Agent shall promptly forward copies of such notice to each such Liquidity Provider. Each Liquidity Provider may, in its sole discretion, by written notice to the Liquidity Agent and the Securitization Company Agent on or before the date specified in such notice (which date shall be no less than 60 days prior to the Purchase Termination
Date), offer to extend such Purchase Termination Date for the specified period
or decline to extend such Purchase Termination Date.   If any Liquidity Provider
shall not notify the Securitization Company Agent and the Liquidity Agent of the action it wishes to take prior to the date specified in such notice, it shall be deemed to have declined to extend such Purchase Termination Date. If any Liquidity Provider shall have offered to extend the Purchase Termination Date, then the Purchase Termination Date shall be so extended.

          (b) If a Liquidity Provider declines, or is deemed to decline, to extend the Purchase Termination Date and such Liquidity Provider's rights and obligations hereunder have not been assigned to a Permitted Assignee pursuant to
Section 9 hereof or such Liquidity Provider has not purchased an Ownership Interest or Participation Interest pursuant to Section 2(a) on or before such Liquidity Provider's Purchase Termination Date, the Liquidity Agent shall notify each Rating Agency and with the consent of all Liquidity Providers or each affected

Liquidity Provider, as the case may be, proportionately increase each such Liquidity Provider's Maximum Liquidity Commitment.

          12.  Miscellaneous. (a) Amendments, Etc. No amendment or waiver of any
               -------------      ---------------
provision of this Agreement, nor consent to any departure by CRC therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Liquidity Providers and CRC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall,
                 --------  -------
unless in writing and signed by all the Liquidity Providers and CRC, amend Sections 2(d), 3 or 4 hereof or amend the formula for calculating the Purchase Price set forth in the definition thereof; and provided, further, that no
                                               --------  -------
amendment, waiver or consent shall affect the rights or duties of the Securitization Company Agent, the Series Representative or the Liquidity Agent, as the case may be under this Agreement unless the same is in writing and signed by the Securitization Company Agent, the Series Representative or the Liquidity Agent, as the case may be in addition to the other parties required above to take such action. CRC shall provide each Rating Agency with a copy of each amendment, waiver or consent to this Agreement.

          (b)  Notices, Etc.  All Notices provided for hereunder shall, unless
               ------------
otherwise stated herein, be in writing and shall be deemed to have been duly given if personally delivered at, mailed by registered mail, return receipt requested, or sent by facsimile transmission:

               (i)  in the case of the Liquidity Agent, to

                    Banque Paribas, New York Branch
                    787 Seventh Avenue
                    New York, New York 10019
                    Attention: Ms. Helene E. Penido
                    Facsimile No.: 212-841-2275

               (ii) in the case of CRC, to

                    Corporate Receivables Corporation
                    450 Mamaroneck Avenue
                    Harrison, New York  10528
                    Attention:  Jorge Ferreira
                    Facsimile No.:  (914) 899-7890;

               (iii) in the case of the Trustee, to

                     Norwest Bank Colorado, National Association
                     1740 Broadway
                     Denver, Colorado 80274-8693
                     Attention: Corporate Trust
                     Facsimile No.: 303-863-5645

               (iv)  in the case of the Securitization Company Agent, to

                     Citicorp North America, Inc.
                     399 Park Avenue
                     New York, New York  10043
                     Attention: Vice President - U.S. Securitization Facsimile No.: (212) 758-7245; and

               (v) in the case of any Liquidity Provider, at its address specified in the Assignment pursuant to which it became a Liquidity Provider; and

               (vi) as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party.

          (c)  Costs and Expenses of the Liquidity Agent. Each Liquidity
               -----------------------------------------
Provider will on demand reimburse the Liquidity Agent its Percentage of any and all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), which may be incurred by the Liquidity Agent in connection with administering or enforcing rights under this Agreement.

          (d)  Compensation of CRC. The Liquidity Agent will pay the fees to CRC
               -------------------
set forth in the fee letter between the Liquidity Agent and the Securitization Company Agent dated as of the date hereof.

          (e)  Liquidity Agent, Securitization Company Agent, the Trustee and
               --------------------------------------------------------------
their Affiliates.  (i) The Liquidity Agent, the Securitization Company Agent,
----------------
the Trustee and their respective Affiliates may accept deposits from, lend money or otherwise extend credit to, act as trustee under indentures of, and generally engage in any kind of business with, CRC, the Seller, the Servicer and any Affiliate of CRC, the Seller or the Servicer and any Person who may do business with or own securities of CRC, the Seller, the Servicer or any Affiliate of CRC, the Seller or the Servicer, all as though this Agreement had not been entered into and without any duty to account therefor to any Liquidity Provider.

               (ii) Each Liquidity Provider acknowledges that Citicorp North America, Inc. acts (i) as administrator and agent for CRC and in such capacity acts and may continue to act on behalf of CRC in connection with CRC's business and (ii) as the agent for CRC and the other Series 1996-1 Certificateholders under the Series 1996-1 Supplement. Banque Paribas, New York Branch in its capacity as the Liquidity Agent shall not, by virtue of its acting in any such other capacities be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as the Liquidity Agent other than as expressly provided in this Agreement. Banque Paribas, New York Branch may act as the Liquidity Agent without regard to and without additional duties or liabilities arising from its role as administrator or agent or arising from its acting in any other capacity.

          (f)  Binding Effect.  This Agreement shall become effective when it
               --------------
shall have been executed and delivered by each of the parties hereto and thereafter shall be binding upon and inure to the benefit of CRC, the Agent, the Series Representative, the Liquidity Agent and each Liquidity Provider and their respective successors and assigns.

          (g)  Taxes.   Any taxes due and payable on any payments to be made to
               -----
any Liquidity Provider hereunder shall be such Liquidity Provider's sole responsibility. Each Liquidity Provider warrants that it is not subject to any taxes, charges, levies or withholdings with respect to payments under this Agreement that are imposed by means of withholding by any applicable taxing authority ("Withholding Tax"). Each Liquidity Provider agrees to provide the
            ---------------
Securitization Company Agent, from time to time upon the Securitization Company Agent's request, completed and signed copies of any documents that may be required by an applicable taxing authority to certify such Liquidity Provider's exemption from Withholding Tax with respect to payments to be made to such Liquidity Provider under this Agreement; and each Liquidity Provider agrees to hold the Securitization Company Agent harmless from any Withholding Tax imposed due to such Liquidity Provider's failure to establish that it is not subject to Withholding Tax.

          (h)  Distributions. Notwithstanding any other provision to the
               -------------
contrary contained herein, CRC's obligations hereunder to pay fees, interest and other amounts pursuant to Sections 4 and 12(d) or distributions pursuant to
Section 3 shall be payable by CRC solely from funds paid to CRC under and pursuant to the Certificate Purchase Agreement or the Series 1996-1 Supplement. Any amount which CRC does not pay pursuant to the operation of the preceding sentence shall not constitute a claim as defined in Section 101(5) of the Bankruptcy Code against CRC for any such insufficiency.

          (i)  No Proceedings.  Each Liquidity Provider, the Series
               --------------
Representative and the Liquidity Agent hereby agrees that it shall not institute against, or join any other person in instituting against, CRC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing Note issued by CRC is paid. This Section 12(i) shall survive termination of this Agreement.

          (j)  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
               -------------
IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

          (k)  Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          (l)  WAIVER OF JURY TRIAL.  EACH OF CRC, THE LIQUIDITY AGENT, THE
               --------------------
SECURITIZATION COMPANY AGENT AND EACH LIQUIDITY PROVIDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PURCHASES OR THE ACTIONS OF ANY LIQUIDITY PROVIDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          (m)  Waiver of Setoff. All payments hereunder by any Liquidity
               ----------------
Provider to CRC shall be made without setoff, counterclaim or other defense and each Liquidity Provider hereby waives any and all of its rights to assert any right of setoff, counterclaim or other defense to the making of a payment due hereunder to CRC.


                          [Signature Pages to Follow]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


LIQUIDITY AGENT:              BANQUE PARIBAS, NEW YORK BRANCH


                              By:  /s/ Bruce Altman
                                 ____________________________
                                 Name:  Bruce Altman
                                 Title: Group Vice President


                              By:  /s/ Victor S. Brown
                                 ____________________________
                                 Name:  Victor S. Brown
                                 Title: Assistant Vice President


SECURITIZATION COMPANY
AGENT:                        CITICORP NORTH AMERICA, INC.


                              By:  /s/ David Duncan
                                 ___________________________
                                 Name:  David Duncan
                                 Title: Vice President


TRUSTEE:                      NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                              By:___________________________
                                 Name:
                                 Title:

ISSUER:                   CORPORATE RECEIVABLES CORPORATION

                              By:  Citicorp North America, Inc.,
                              as Attorney-in-Fact


                              By: /s/ David Duncan
                                 ____________________________
                                Name:  David Duncan
                                Title: Vice President

LIQUIDITY PROVIDERS:      BANQUE PARIBAS, NEW YORK BRANCH


                              By: /s/ Bruce Altman
                                 ____________________________
                                Name:  Bruce Altman
                                Title: Group Vice President


                              By: /s/ Victor S. Brown
                                 ____________________________
                                Name:  Victor S. Brown
                                Title: Assistant Vice President

                              Liquidity Provider Percentage: 20%
                              Maximum Liquidity
                              Commitment:  $20,000,000.00

                              Address:
                              The Equitable Tower
                              787 Seventh Avenue
                              New York, NY 10019
                              Attention:
                              Facsimile:

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LIQUIDITY AGENT:              BANQUE PARIBAS, NEW YORK BRANCH


                              By:____________________________
                                Name:
                                Title:

                              By:____________________________
                                Name:
                                Title:


SECURITIZATION COMPANY
AGENT:                        CITICORP NORTH AMERICA, INC.


                              By:____________________________
                                Name:
                                Title:


TRUSTEE:                      NORWEST BANK COLORADO, NATIONAL
                              ASSOCIATION

                              By: /s/ Leigh M. Lutz
                                 ____________________________
                                Name:  Leigh M. Lutz
                                Title: Vice President

                              BANK OF AMERICA ILLINOIS


                              By: /s/ Erle R.L. Archer
                                 ____________________________
                                Name:  Erle R.L. Archer
                                Title: Attorney-in-Fact

                              Liquidity Provider Percentage: 20%
                              Maximum Liquidity
                              Commitment:  $20,000,000.00

                              Address:
                              231 S. Lacily Street
                              Chicago, IL 60697
                              Attention:
                              Facsimile:


                              THE BANK OF NEW YORK


                              By: /s/ Robert Louk
                                 ____________________________
                                Name:  Robert Louk
                                Title: Vice President

                              Liquidity Provider Percentage: 12.5%
                              Maximum Liquidity
                              Commitment:  $12,500,000.00

                              Address:
                              10990 Willshire Blvd., Suite 1125
                              Los Angeles, CA 90024
                              Attention:
                              Facsimile:

                              THE BANK OF NOVA SCOTIA


                              By: /s/ A.S. Norsworthy
                                 ____________________________
                                Name:  A.S. Norsworthy
                                Title: Sr. Team Leader-Loan Operations

                              Liquidity Provider Percentage: 8.75%
                              Maximum Liquidity
                              Commitment:  $8,750,000.00

                              Address:
                              600 Peachtree Street, N.E., Suite 2700
                              Atlanta, GA 30308
                              Attention:
                              Facsimile:


                              GE CAPITAL CORPORATION


                              By: /s/ John Hanley
                                 ____________________________
                                Name:  John Hanley
                                Title: Vice President

                              Liquidity Provider Percentage: 5%
                              Maximum Liquidity
                              Commitment:  $5,000,000.00

                              Address:
                              One Lincoln Center,
                              5400 LBJ Freeway, Suite 1280
                              Dallas, TX 75240
                              Attention:
                              Facsimile:

                              NATIONSBANK OF TEXAS, N.A.


                              By:____________________________
                                Name:
                                Title:

                              Liquidity Provider Percentage: 5%
                              Maximum Liquidity
                              Commitment:  $5,000,000.00

                              Address:
                              901 Main Street, 67th Floor
                              Dallas, TX 75283-1000
                              Attention:
                              Facsimile:


                              NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                              By: /s/ Alan R. Thometz
                                 ____________________________
                                Name:  Alan R. Thometz
                                Title: Vice President

                              Liquidity Provider Percentage: 20%
                              Maximum Liquidity
                              Commitment:  $20,000,000.00

                              Address:
                              Sixth and Marquette
                              Minneapolis, MN 55479
                              Attention:
                              Facsimile:

                              SOCIETE GENERALE


                              By: /s/ Richard A. Erbert
                                 ____________________________
                                Name:  Richard A. Erbert
                                Title: Vice President

                              Liquidity Provider Percentage:8.75%
                              Maximum Liquidity
                              Commitment:  $8,750,000.00

                              Address:
                              2001 Ross Avenue
                              Dallas, Texas 75201
                              Attention: Loan Operations
                              Facsimile: (214) 754-0171

                                   Exhibit A

                      Assignment of Liquidity Commitment
                                with respect to
                   Series 1996-1   Asset Purchase Agreement

                         Dated as of __________, 19__
Section 1.
---------

     Percentage Assigned:                                     _______%
     Assignor's remaining Percentage:                         _______%

Section 2.
---------

     Assignee's Maximum Liquidity Commitment:              $__________
     Assignor's remaining Maximum Liquidity
          Commitment:                                      $__________

Section 3.
---------

     Effective Date of this Assignment:               __________, 19__
     Purchase Termination Date of assigned
          Liquidity Commitment:                       __________, 19__

Section 4.
---------

     Standard & Poor's and/or Moody's rating
     of Assignee's Short-Term Debt                          __________


          Upon execution and delivery of this Assignment by Assignor and Assignee and acceptance by Citicorp North America, Inc., as Securitization Company Agent and Banque Paribas, New York Branch, as Liquidity Agent and recording of this Assignment by Banque Paribas, New York Branch, as Liquidity Agent and Securitization Company Agent, from and after the effective date specified above, Assignee shall become a party to, and have the rights and obligations of a Liquidity Provider under, the Series 1996-1 Asset Purchase Agreement dated as of November 13, 1996, as such document may later be amended, modified or supplemented, among the Liquidity Providers referred to therein, Banque Paribas, New York Branch, as Liquidity Agent, Citicorp North America, Inc., as Securitization Company Agent, Norwest Bank Colorado, National Association, as Trustee and Corporate Receivables Corporation.

          Each of the Assignor and Assignee agrees that it shall not institute against, or join any other person in instituting against, CRC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing Note issued by CRC is paid.

ASSIGNOR:                     [NAME OF ASSIGNOR]


                              By:____________________________
                                Name:
                                Title:


ASSIGNEE:                     [NAME OF ASSIGNEE]


                              By:____________________________
                                Name:
                                Title:

                              Address:
                              _____________________
                              _____________________
                              _____________________
                              Attention: _________________

Agreed and accepted as of the date
       first written above:

CITICORP NORTH AMERICA, INC.,
 as Securitization Company Agent


By:_________________________
 Name:
 Title:


BANQUE PARIBAS, NEW YORK
BRANCH, as Liquidity Agent


By:_________________________
 Name:
 Title:


CORPORATE RECEIVABLES CORPORATION

By:  Citicorp North America, Inc.,
      as Attorney-In-Fact


     By:_________________________
      Name:
      Title: